                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 10, 1999

                           DISCOVERY INVESTMENTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                000-26175                  88-0409151
      ---------------           ------------              --------------
      (State or other           (Commission               (IRS Employer
      jurisdiction of           File Number)              Identification
       incorporation)                                      No.)

                      2980 S. Rainbow Boulevard, Suite 108
                             Las Vegas, Nevada 89146
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (702) 248-1047
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         ------------------------------
                         (Former Address of Registrant)

Item 5.  Other Events.

               (a) On December 10, 1999, the Registrant, subject to the closing of the Plan and Agreement of Reorganization referred to in (b) below, issued a series of 3-Year 10 Percent Convertible Debentures in the aggregate amount of $1,500,000, dated as of November 1, 1999, the terms and conditions are contained in the debenture, see Item 7(a) though (f) inclusive, and are summarized as follows:

                      (1) All debentures of this issue rank equally and ratably
               without priority over one another.

                      (2) Provided that the Registrant becomes obligated, the
               holder or holders of this debenture may at any time prior to the maturity hereof (except that, if the Registrant has called the debenture for redemption, the right to convert shall terminate at the close of business on the second business day prior to the day fixed as the date for such redemption), convert the principal amount hereof into the Registrant's common stock at the conversion ratio of $5.00 of debenture principal for one share of common stock. To convert the debenture, the holder or holders hereof must surrender the same at the office of the Registrant, together with a written instrument of transfer in a form satisfactory to the Registrant, properly completed and executed and with a written notice of conversion.

                      (3) If the Registrant at any time pays to the holders of
               its common stock a dividend in common stock, the number of shares of common stock issuable upon the conversion of the debenture shall be proportionally increased, effective at the close of business on the record date for determination of the holders of the common stock entitled to the dividend.

                      (4) If the Registrant at any time subdivides or combines
               in a larger or smaller number of shares its outstanding shares of common stock, then the number of shares of common stock issuable upon the conversion of the debenture shall be proportionally increased in the case of a subdivision and decrease in the case of a combination, effective in either case at the close of business on the date that the subdivision or combination becomes effective.

                      (5) If the Registrant is recapitalized, consolidated with
               or merged into any other corporation, or sells or conveys to any other corporation all or substantially all of its property as an entity, provision shall be made as part of the terms of the recapitalization, consolidation, merger, sale, or conveyance so that the holder or holders of the debenture may receive, in lieu of the common stock otherwise issuable to them upon conversion hereof, at the same conversion ratio, the same kind and amount of securities or assets as may be distributable upon the recapitalization, consolidation, merger, sale, or conveyance with respect to the common stock.

                      (6) In lieu of issuing any fraction of a share upon the
               conversion of the debenture, the Registrant shall pay to the holder hereof for any fraction of a share otherwise issuable upon the conversion cash equal to the same fraction of the then current per share market price of the common stock.

                      (7) In the event Registrant fails to make any payment of
               principal and interest, said failure to pay shall constitute a default under the terms of the debenture and, subject to the terms and conditions contained in the debenture, the entire unpaid principal and interest shall be due and payable. No debenture holder may institute any suit or proceeding for the enforcement of the payment of principal or interest unless the holders of more than 25 percent in amount of all outstanding debentures of the issue join in the suit or proceeding. In the event the Registrant and the shareholders of LLO-Gas, Inc. do not entered into a business combination which closes on or before December 31, 1999, an individual debenture holder may institute any suit or proceeding in the event of default.

                      (8) Registrant and LLO-Gas, Inc. may at any time prepay in whole or in part, the principal amount, plus accrued interest to the date of prepayment, of all outstanding debentures of this issue, upon 30 days' written notice by certified or registered mail to the registered owners of all outstanding debentures.

                      (9) Except for debenture number 1 and 2, for which John
               Castellucci is obligated for an amount equal to $150,000, the debenture is the obligation of Registrant and LLO-Gas, Inc. only, and no recourse shall be had for the payment of any principal or interest thereof against any shareholder, officer or director of Registrant and LLO-Gas, Inc., either directly or through Registrant and LLO-Gas, Inc., by virtue of any statute for the enforcement of any assessment or otherwise.

               (b) On December 10, 1999, the Registrant entered into a Plan and Agreement of Reorganization with LLO-Gas, Inc., a Delaware corporation and John Castellucci. The Plan and Agreement of Reorganization contemplates that the Registrant will acquire all of the issued and outstanding shares of stock of LLO-

Gas, Inc. in exchange for 11,900,000 shares of the Registrant. The terms and conditions set forth in the original letter of intent entered into by and between the parties were adjusted to reflect the transaction as at December 10, 1999.

               As of the date hereof, LLO-Gas, Inc. owns one (1) "card lock" gasoline and diesel dispensing facility and owns seven (7) ARCO AM/PM gas station/convenience stores. Six of the franchised facilities were recently acquired directly from Atlantic Richfield Company, a Delaware corporation, and one of the franchised facilities was acquired from an independent owner operator. The acquisition of all eight (8) facilities included the operating business, assets and real estate. The total purchase price paid by LLO-Gas, Inc. on or about October 26, 1999 was the approximate sum of $9,467,000. Credit Suisse/CSFC provided secured financing in the approximate sum of $7,800,000 to LLO-Gas, Inc. to complete the transaction. The facility acquired from the independent owner operator required LLO-Gas, Inc. to deliver to the seller subordinated secured notes for $800,000 payable eight (8) months from the closing ($200,000) and the balance in 24 months from the closing ($600,000). The purchase price paid to the independent owner operator, included in the $9,467,000 referred to above was the total sum of $3,100,000 with the estimated inventory cost of $80,000. The balance of the funds were provided by unsecured loans from third parties (see Item 7 (a) through (f) below) or from cash contributions or loans to LLO-Gas, Inc. by its shareholder. LLO-Gas, Inc. represents and warrants that it will have proper financial information and such additional information so that the Registrant can file all applicable documents to comply with the Securities Exchange Act of 1934, as amended.

        The closing will occur on December 20, 1999.

Item 7. Financial Statements and Exhibits.

        The following exhibits are filed as a part of this report:

        (a) 3-Year 10 Percent Convertible Note, Number 1 payable to Interlochen Enterprises, Inc. dated as of November 1, 1999 in the sum of $250,000.

        (b) 3-Year 10 Percent Convertible Note, Number 2 payable to Meridian Enterprises, Inc. dated as of November 1, 1999 in the sum of $250,000.

        (c) 3-Year 10 Percent Convertible Note, Number 3 payable to CRS Financial Corp., Ltd. dated as of November 1, 1999 in the sum of $250,000.

        (d) 3-Year 10 Percent Convertible Note, Number 4 payable to CRS Financial Corp., Ltd. dated as of November 1, 1999 in the sum of $250,000.

        (e) 3-Year 10 Percent Convertible Note, Number 5 payable to CRS Financial Corp., Ltd. dated as of November 1, 1999 in the sum of $250,000.

        (f) 3-Year 10 Percent Convertible Note, Number 6 payable to CRS Financial Corp., Ltd. dated as of November 1, 1999 in the sum of $250,000.

        (g) Plan and Agreement of Reorganization by and between LLO-Gas, Inc., a Delaware corporation and John Castellucci, dated December 10, 1999.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DISCOVERY INVESTMENTS, INC.
                                         (Registrant)


DATED: December 13, 1999                 /s/ Kimberly Lynn Jack
                                         --------------------------
                                         Kimberly Lynn Jack,
                                         President